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                                                                    EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1997, appearing on page 36 of Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Jose, California
October 2, 1997

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